UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2008
                                                          --------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

         Delaware                     0-28815                   06-1241321
         --------                     -------                   ----------
State or other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


        13  North Street, Litchfield, Connecticut          06759
        -----------------------------------------          -----
         (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information
           ---------------------

         Item 2.02  Results of Operations and Financial Condition.
                    ---------------------------------------------

              On August 1, 2008, First Litchfield Financial Corporation (the "Company") issued a press release announcing financial results for the second quarter ending June 30, 2008. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9. Financial Statements and Exhibits

         Item 9.01  Financial Statements and Exhibits.
                    ---------------------------------

         (a)    Not Applicable.

         (b)    Not Applicable.

         (c)    Exhibits
                --------

                Exhibit Index

                Exhibit 99.1 Press Release dated August 1, 2008.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      FIRST LITCHFIELD FINANCIAL CORPORATION


                                      By  /s/ JOSEPH J. GRECO
                                          Joseph J. Greco
                                          President and Chief Executive Officer


Dated:  August 1, 2008


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